                                                                    EXHIBIT 9.1

                                VOTING TRUST AGREEMENT

          VOTING TRUST AGREEMENT made and entered into this 30th day of November, 1998, by and between the parties listed as the depositors ("Depositors") on Schedule A and the trustees named in Section 1.04 (the "Trustees").

           WHEREAS, the Depositors are owners and holders of certain of the shares of common stock, $0.01 par value (the "Shares") of the Taylor Capital Group, Inc., a Delaware corporation, having its principal office at 350 E. Dundee Road, Suite 300, Wheeling, Illinois 60090 (the "Corporation");

           WHEREAS, the Depositors deem it advisable and for the best interests of themselves and the Corporation to insure continuity and stability of management of the Corporation and to protect their collective interests in the Corporation;


           WHEREAS, the Depositors wish to transfer all of the Shares to the Trustees with the intent that the Trustees will have the sole and absolute right to vote the Shares and otherwise deal with the Shares, as set forth in this Agreement; and

           WHEREAS, the Trustees have consented to act under this Agreement for the purposes herein provided.

           NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                 ARTICLE I. DEPOSIT OF SHARES AND ISSUANCE OF
                   VOTING TRUST CERTIFICATES; APPOINTMENT OF
                             TRUSTEES; VOTING LINES

           Section 1.01. Deposit of Shares. Each Depositor hereby agrees to deposit simultaneously with the execution of the Agreement stock certificates representing the number of Shares as set forth after their names on Schedule A. Each Trustee hereby covenants and agrees that he/she will receive and will hold the Shares they receive from each Depositor, and all additional stock of the Corporation as may be transferred and disposed of for the uses and purposes and upon the terms and conditions set forth in this Agreement.

           Section 1.02. Transfer of Title. At the time of deposit of stock certificates with the Trustees, the Depositor shall transfer to the Trustee set forth after their name on Schedule A, by proper endorsement, their full legal title to all Shares and the Trustee shall thereby have and be vested with all of the rights and powers of the owner of whatever nature necessary to enable the Trustee to exercise the powers granted to Trustees under this Agreement. The Shares shall be transferred upon the books of the Corporation into the name of the Trustee, and shall remain in the name of the Trustee until this Agreement is terminated as set forth in Article V hereof. The Trustees shall issue to the Depositors voting trust certificates (the "Trust Certificates") for the stock transferred by them to the Trustees in substantially the form attached hereto as Exhibit A.

     SECTION 1.03. TRUST CERTIFICATE OWNERSHIP. The Trustees may at all times and for all purposes treat the Depositor to whom each outstanding Trust Certificate is issued as the sole owner thereof.

     SECTION 1.04. APPOINTMENT OF TRUSTEES: VOTING LINES. The following persons are hereby appointed to serve as the Trustees in this Agreement:

     Iris Tark Taylor
     Cindy Taylor, who shall be the initial Trustee of the "Cindy Voting Line" Bruce Taylor, who shall be the initial Trustee of the "Bruce Voting Line" Jeffrey W. Taylor, who shall be the initial Trustee of the "Jeffrey Voting Line" (together with the Bruce Voting Line and the Cindy Voting Line, the "Voting Lines") and the "Scott Family Shares" (hereinafter defined).

Except as may be modified by Section 4.02 and 4.05 below, each Trustee shall have one and one-half (1.5) votes in all matters voted on by the Trustees, except that Iris Tark Taylor and Cindy Taylor each shall have one (1) vote, so that the total number of votes which can be cast by the Trustees numbers five.

           ARTICLE II. DISTRIBUTIONS, LIQUIDATION AND REORGANIZATION

     SECTION 2.01. DIVIDENDS. Prior to the termination of this Agreement, the holder of each Trust Certificate shall be entitled to receive payments equal to the cash dividends, if any, received by the Trustees upon a like number of Shares as is called for by each Trust Certificate. If any dividend in respect of the Shares deposited with the Trustees is paid, in whole or in part, in voting common stock of the Corporation, the Trustees shall likewise hold, subject to the terms of this Agreement, the certificates for stock which are received by such Trustee on account of such dividend, and the holder of each Trust Certificate representing Shares on which the stock dividend has been paid shall be entitled to receive a Trust Certificate issued under this Agreement for the number of shares and class of stock received as such dividend. Such additional shares shall be included within the term "Shares" for all purposes hereunder. Holders entitled to receive the dividends described above shall be the Depositors registered as such on the transfer books of the Trustee at the close of business on the day fixed by the Corporation for the taking of a record to determine those holders of its stock entitled to receive such dividends.

     SECTION 2.02. NON-STANDARD DIVIDENDS. If any dividend in respect of the Shares deposited with the Trustees is paid other than in cash or in capital stock of the Corporation having general voting powers, then the Trust Certificates registered as such at the close of business on the day fixed by the Corporation as the record date to determine the Depositors shall be entitled to receive such dividend. Such distribution shall be made to such holders of Trust Certificates ratably, in accordance with the number of Shares represented by their respective Trust Certificates.

     Section 2.03. Dissolution or Liquidation. In the event of the dissolution or total or partial liquidation of the Corporation, whether voluntary or involuntary, the Trustees shall receive the moneys, securities, rights, or property to which the Depositors hereunder are entitled, and shall distribute the same among the registered Depositors in proportion to their interests, as shown on Schedule A as amended from time to time, as of the date such proceeds are received.

     Section 2.04. Merger or Consolidation. In case the Corporation is merged into or consolidated with another corporation, or all or substantially all of the assets of the Corporation are transferred to another corporation, then in connection with such transfer the term "Corporation" for all purposes of this Agreement shall be taken to include such successor corporation, and the Trustees shall receive and hold under this Agreement any common voting stock of the successor corporation received on account of the ownership, as Trustee hereunder, of the stock held hereunder prior to such merger, consolidation, and transfer. Trust Certificates issued and outstanding under this Agreement at the time of the merger, consolidation, or transfer may remain outstanding, or the Trustees may substitute for the outstanding Trust Certificates new Trust Certificates in appropriate form. The terms "stock" and "capital stock" as used in this Agreement shall be taken to include any stock which may be received by the Trustees in lieu of all or any part of the capital stock of the Corporation. Any property other than common voting stock received by the Trustees as part of the transaction will be distributed in accordance with the provisions of Sections 2.02 and 2.03.

     Section 2.05. Sale of Shares. Subject to compliance with the Share Restriction Agreement dated as of November 30, 1998, by and between the Principal Stockholders (as defined therein) and the Corporation, any Depositor may direct a Trustee to sell any number of Shares deposited by the Depositor with such Trustee on terms and conditions specified in writing by the Depositor. The Trustee shall sell the Shares as agent and on behalf of the Depositor, and all proceeds of the sale shall be forwarded immediately by the Trustee to the Depositor. Upon completion of a sale of Shares pursuant to this
Section 2.05, the Trustee shall issue to the Depositor a new Trust Certificate which represents the number of Shares originally transferred by such Depositor which were not sold by the Trustee and Schedule A hereto shall be amended to reflect such Depositor's then current interest.

              ARTICLE III. POWERS AND OBLIGATIONS OF THE TRUSTEES

     Section 3.01. Powers. Except as otherwise provided in this Agreement, the Trustees, with respect to the Shares deposited or held under this Agreement, shall be vested with all of the rights, powers and privileges of every kind and character of an owner thereof, including, without limitation the rights to vote the Shares, either in person or by proxy, for every purpose.

     Section 3.02. Rights of Trustees. A Trustee, individually or otherwise, may hold common stock of the Corporation or Trust Certificates issued to such Trustee pursuant to this Agreement and, individually or as a Trustee, may vote for himself/herself as a director and/or officer of the Corporation and participate in fixing the amount of compensation therefor or as an employee of the Corporation, and any Trustee, or any firm of which such Trustee is an employee, owner, director or agent may contract with the Corporation or the Trustees or be or become pecuniarily interested in any matter or transaction to which the Corporation or the Trustees may be a party, as fully as though such person were not a Trustee hereunder.

     Section 3.03. No Compensation. The Trustees shall serve without compensation. The Trustees shall have the right to incur and pay such reasonable expenses and charges, and to employ and pay such agents, attorneys, and counsel as the Trustees may deem necessary and proper for carrying this Agreement into effect. Any such expenses or charges incurred by and due to the Trustees may be deducted from the dividends or other moneys or property received by the Trustee on the stock deposited hereunder.

     Section 3.04. No Liability. No Trustee shall be liable or responsible in any event under this Agreement except for individual personal malfeasance, nor shall any Trustee, whether original or successor or substitute, at any time be required to give or file any bond in order to qualify or continue as a Trustee hereunder. In voting the Shares, the Trustee assumes no responsibility with respect to the management of the Corporation or with respect to any act or omission of any director of the Corporation elected by the Trustee or of any other person or entity. The Depositor acknowledges and agrees that, in voting for directors of the Corporation, the Trustee is entitled to act for his own benefit. The Trustee shall incur no responsibility or liability with respect to any act or omission under this Agreement, except for his own wilful misconduct.

     Section 3.05. Voting. The presence at a meeting (in person or by proxy) of Trustees with a majority of the number of votes eligible to be cast by the Trustees shall constitute a quorum for the transaction of business. If less than a majority of the Trustees are present at a meeting of the Trustees, a majority of the Trustees present may adjourn the meeting from time to time without further notice. The act of a majority of the votes cast by the Trustees present at a meeting at which a quorum is present shall be the act of the Trustees. All actions taken by the Trustees in their capacities as Trustees pursuant to this Agreement shall be taken by majority vote of all the Trustees.

     Section 3.06. Voting by Proxy: Calling Meetings. A Trustee may vote in person or by proxy on any action required to be taken pursuant to this Agreement. Meetings of the Trustees may be called by any Trustee by depositing notice of the date, time and place of the meeting in the mail properly addressed to the remaining Trustees at least 20 days prior to the scheduled date of the meeting; however, action of the Trustees may be taken by informal action without the necessity of a formal meeting.

              ARTICLE IV. RESIGNATION AND REPLACEMENT OF A TRUSTEE

     Section 4.01. Successor Trustee for Iris Taylor. In the event of the death, resignation, refusal, failure or inability of Iris Tark Taylor to act as a Trustee, the vacancy so caused shall not be filled. Thereafter, the remaining Trustees shall be the sole Trustees.

     Section 4.02. Decisions by Trustees. After the death of Iris Tark Taylor, in the event that any "Family Group" (hereinafter defined) shall own, in total, less than two-thirds (2/3) of the total number of Shares owned by any other Family Group, then for the remaining term of this Agreement, all decisions contemplated by the provisions of this Agreement with respect to Shares shall be directed by a majority vote of all Shares, with each Share entitled to one (1) vote; provided, however, all Shares owned by a separate Family Group shall be voted with respect to each such separate decision in the manner determined by a majority vote of all Shares owned by such separate Family Group, with each Share entitled to one (1) vote. Such majority vote shall then be voted and executed by the Trustee of the respective Voting Line to which such separate Family Group shall belong.

     For purposes of this Section 4.02, "Scott Family Shares" (hereinafter defined) shall be voted by the Trustee of such Scott Family Shares with respect to each separate decision with respect to Shares in the manner determined by a majority of all Shares owned by the Depositors of all Voting Lines.

     For purposes of this Section 4.02, a "Family Group" shall consist of Cindy Taylor, Bruce Taylor or Jeffrey W. Taylor, his or her spouse (or surviving spouse), his or her descendants living from time to time, the respective spouses (or surviving spouses) of said descendants, and each and any trust which is held for the benefit of any one (1) or more of the foregoing persons. For purposes of this Section 4.02, "Scott Family Shares" shall mean Shares owned by Scott Taylor, his spouse (or surviving spouse), his descendants living from time to time, the respective spouses (or surviving spouses) of said descendents, and each and any trust which is held for the benefit of any one (1) or more of the foregoing persons. For purposes of this Agreement, a person who has the discretion to vote the Shares of a Depositor or to make a current distribution to a Depositor shall be deemed to hold such Shares "for the benefit" of such Depositor.

     By way of example, if each Voting Line owns 1 million Shares after the death of Iris Tark Taylor, 100,000 shares are Scott Family Shares and Depositors to the Cindy Voting Line sell 500,000 Shares to a third party or parties, then the total number of votes eligible to be cast by the Trustees shall be 2,600,000 million votes, with each vote representing a single Share, as follows:

     Bruce Voting Line        1,000,000
     Jeffrey Voting Line      1,000,000
     Cindy Voting Line          500,000
     Scott Family Shares        100,000 (voted in accordance with the majority
                                        of the Voting Lines)
                              ---------
                              2,600,000
                              =========

     Section 4.03. Appointment of Successor Trustees of Voting Lines Other Than Iris Voting Line. In the event of the death, resignation, refusal, failure or inability of any Trustee appointed by this Agreement (other than Iris Tark Taylor) to act as Trustee as provided herein (and subject to Section 4.05 below), the successor Trustee to fill the vacancy in the position of Trustee so caused (and each further successor Trustee) shall be one (1) person or corporation, designated by name or appointed by the vote of the majority of all Shares owned by the Depositors of the Voting Line so effected; provided, however, there shall only be one acting Trustee of each separate Voting Line at any given time; provided, further that the Trustee designated or appointed by the Jeffrey Voting Line shall serve as Trustee with respect to all Scott Family Shares.

     Section 4.04. Rights of Successor Trustees. The rights, powers, and privileges of the Trustee named hereunder shall be possessed by a successor Trustee, with the same effect as though such successor had originally been a party to this Agreement. The word "Trustee" as used in this Agreement, means the Trustee or any successor Trustees acting hereunder, and shall include both the singular and the plural number.

     Section 4.05. Surviving Brother. Notwithstanding anything to the contrary contained herein, upon the first to die of either Bruce Taylor or Jeffrey W. Taylor (the "Non-Surviving Brother"), the survivor shall become the Trustee of that Voting Line held by the Non-Surviving Brother for one year from the date of the death of the Non-Surviving Brother. From and after the first anniversary of the death of the Non-Surviving Brother, and notwithstanding Section 4.02 above,
(i) a successor Trustee shall be appointed in accordance with Section 4.03 above, and (ii) each Trustee shall have one (1) vote in all matters voted on by the Trustees.



             ARTICLE V. TERM OF THE TRUST: RIGHTS ON TERMINATION

     Section 5.01. Termination. This Agreement shall, and any extension thereof, continue in effect until terminated by a majority of the number of votes eligible to be cast by the Trustees or the written consent of Depositors holding Trust Certificates representing 66-2/3 percent of all the Shares held in trust under this Agreement.

     Section 5.02. Return of Shares. Upon termination of this Agreement, the Trustees shall promptly mail written notice of the termination to the registered owners of the Trust Certificates, at the addresses appearing on Schedule A. After the date specified in this notice (which date shall be fixed by the Trustees), the Trust Certificates shall cease to have any effect, and the holders of the Trust Certificates shall have no further rights under this Agreement other than to receive certificates for the Shares or other property distributable under the terms hereof upon the surrender of their respective Trust Certificates.


                            ARTICLE VI. AMENDMENT

     The Trustees shall have the power from time to time, by unanimous vote only, to amend this Agreement. Notice of all amendments shall be given to the Depositors. Such amendments shall become effective and shall be binding upon all parties to this Agreement. All parties to this Agreement shall be finally and conclusively deemed to have assented to the amendments whether they receive actual notice or not, and this Agreement shall be modified accordingly.

                           ARTICLE VII. MISCELLANEOUS



     Section 7.01. Notice. Any and all notices to the Depositors herein provided for shall be in writing and may be personally delivered or shall be given by mailing such notice by first-class mail postage prepaid to the address of the person or entity to whom such notice is given c/o Cole Taylor Bank, 350 East Dundee Road, Suite 300, Wheeling, Illinois 60090. Any notice may be waived by written document to that effect. Notice of any meeting will be deemed waived by all attending the meeting.

     Section 7.02. Severability. If any provision of the Agreement shall under any circumstances be deemed valid or inoperative to any extent, it is agreed and understood that such invalidity shall not invalidate the whole Agreement, but the Agreement shall be construed as not containing the provision or provisions deemed invalid and inoperative, and the right and obligations of the parties shall be construed and enforced accordingly.

     Section 7.03. Governing Law. The construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Delaware.

     Section 7.04. References to Gender and Number Terms. In construing the Agreement, feminine or neuter pronouns shall be substituted for those masculine in form and visa versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

     Section 7.05. Counterparts of this Agreement. This Agreement shall be executed in counterparts by the Depositors and the original Trustees as originally constituted. At least one of the counterparts and a copy of all amendments to this Agreement shall be retained by the Trustees at all times and one of the counterparts and a copy of all amendments to this Agreement shall be filed with the secretary of the Corporation.




             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have hereunto affixed their signatures and seals as of the day and year first above written.


     Trustees


     /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor



     /s/ Cindy Taylor Bleil
     ---------------------------------------
     Cindy Taylor Bleil



     /s/ Jeffrey W. Taylor
     ---------------------------------------
     Jeffrey W. Taylor




     /s/ Bruce W. Taylor
     ---------------------------------------
     Bruce W. Taylor

     Depositors

     SHIRLEY TARK GRANDCHILDRENS TRUST
     FBO JEFFREY TAYLOR U/A DTD 1/20/78




By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




By:  /s/ Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     SHIRLEY TARK GRANDCHILDRENS TRUST
     F/B/O BRUCE TAYLOR U/A DTD 1/20/78




By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




By:  /s/ Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     SHIRLEY TARK GRANDCHILDRENS TRUST
     F/B/O CINDY TAYLOR BLEIL U/A DTD 1/20/78




By:  /s/ Iris Tark Taylor, Trustee
     ---------------------------------------
     Iris Tark Taylor, Trustee




By:  /s/ Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     SHIRLEY TARK GREAT GRANDCHILDRENS TRUST
     F/B/O FAMILY OF JEFFREY TAYLOR U/A DTD 1/20/78




By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




By:  /s/ Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee

     SHIRLEY TARK GREAT GRANDCHILDRENS TRUST
     F/B/O FAMILY OF CINDY TAYLOR BLEIL U/A DTD 1/20/78




     By: Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     By: Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     SHIRLEY TARK GREAT GRANDCHILDRENS TRUST
     F/B/O FAMILY OF BRUCE TAYLOR U/A DTD 1/20/78




     By: Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     By: Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO JEFFREY W. TAYLOR U/A DTD 12/14/82




     By: Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO BRUCE W. TAYLOR U/A DTD 12/14/82




     By: Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO CINDY TAYLOR BLEIL U/A DTD 12/14/82




     By: Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO BRIAN TAYLOR U/A DTD 12/14/82




     By: Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee

     TAYLOR ANNUAL GIFT TRUST
     FBO ADAM TAYLOR U/A DTD 12/14/82




     By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO MELISSA TAYLOR U/A DTD 12/14/82




     By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO EMILY TAYLOR U/A DTD 12/14/82




     By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO STEPHANIE LYNN TAYLOR U/A DTD 7/10/83




     By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO LISA REBECCA TAYLOR U/A DTD 7/10/83




     By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO REBECCA INEZ BLIEL U/A DTD 11/18/85




     By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO BRETT DANIEL TAYLOR U/A DTD 11/18/85




     By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee

     TAYLOR ANNUAL GIFT TRUST
     FBO ELIZABETH ANN BLEIL U/A DTD 12/15/87




     By:  Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     TAYLOR ANNUAL GIFT TRUST
     FBO RYAN TAYLOR U/A DTD 8/1/88




     By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee




     LILLIAN M. TARK IRIS FUND U/A DTD 10/20/71




     By:  /s/ Iris Tark Taylor
     ---------------------------------------
     Iris Tark Taylor, Trustee


     By:  COLE TAYLOR BANK, Trustee

          By: /s/ ????
          ----------------------------------
          Its: President
          ----------------------------------




     TAYLOR 1992 TRUST FBO STEPHANIE LYNN TAYLOR
     U/A DTD 12/17/92




     By:  /s/ Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     TAYLOR 1992 TRUST FBO LISA REBECCA TAYLOR
     U/A DTD 12/17/92




     By:  /s/ Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     TAYLOR 1992 TRUST FBO REBECCA INEZ BLEIL
     U/A DTD 12/17/92




     By:  /s/ Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee

     TAYLOR 1992 TRUST FBO BRETT DANIEL TAYLOR
     U/A DTD 12/17/92




     By:  Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee





     TAYLOR 1992 TRUST FBO ELIZABETH ANN BLEIL
     U/A DTD 12/17/92




     By:  Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     TAYLOR 1992 TRUST FBO RYAN TAYLOR
     U/A DTD 12/17/92




     By:  Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     TAYLOR 1992 TRUST FBO ELLIOTT BENJAMIN TAYLOR
     U/A DTD 12/17/92




     By:  Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     TAYLOR 1992 TRUST FBO ADAM TAYLOR
     U/A DTD 12/17/92




     By:  Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     TAYLOR 1992 TRUST FBO EMILY TAYLOR
     U/A DTD 12/17/92




     By:  Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     TAYLOR 1992 TRUST FBO MELISSA TAYLOR
     U/A DTD 12/17/92




     By:  Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee

     TAYLOR 1992 TRUST FBO BRIAN TAYLOR
     U/A DTD 12/17/92




     By:  /s/ Melvin E. Pearl
     ---------------------------------------
     Melvin E. Pearl, Trustee




     SIDNEY J. TAYLOR, TTEE UNDER SELF
     DECLARATION OF TRUST DTD 09/17/76




     By:  /s/ Sidney J. Taylor
     ---------------------------------------
     Sidney J. Taylor, Trustee




     SIDNEY J. TAYLOR, TTEE UNDER SELF
     DECLARATION OF TRUST DTD 09/17/76




     By:  /s/ Sidney J. Taylor
     ---------------------------------------
     Sidney J. Taylor, Trustee




     SIDNEY J. TAYLOR ROLLOVER IRA




     By:  /s/ Sidney J. Taylor
     ---------------------------------------
     Sidney J. Taylor




     SUSAN TAYLOR REVOCABLE TRUST
     U/A DTD 3/25/94




     By:  /s/ Susan Taylor
     ---------------------------------------
     Susan Taylor




          /s/ Sidney J. Taylor
     ---------------------------------------
     Sidney J. Taylor




          /s/ Cindy Taylor Bleil
     ---------------------------------------
     Cindy Taylor Bleil




          /s/ Jeffrey Taylor
     ---------------------------------------
     Jeffrey W. Taylor




          /s/ Bruce W. Taylor
     ---------------------------------------
     Bruce W. Taylor

     /s/ Barbara Taylor
     ---------------------------------------
     Barbara Taylor




     /s/ Daniel Bleil
     ---------------------------------------
     Daniel Bleil

                                   Exhibit A

No. _________________________                   _________________________ Shares

                               TRUST CERTIFICATE

     ________________________ (or his predecessor in interest) has deposited with the undersigned Trustees ______ shares of common stock of Taylor Capital Group, Inc.

     This stock was deposited and this certificate is issued under and pursuant to the terms of a certain Trust Agreement relating to such common stock, dated as of ___________, __ 19__, and now on file with the undersigned Trustees, and the successive holders of this Trust Certificate are entitled to the rights, benefits and privileges and this Trust Certificate is subject to the terms, provisions, and conditions of the above-mentioned Trust Agreement.

     This certificate is transferable only on the books of the Trustees. The Trustees named in such Trust Agreement and any successor Trustees at all times and for all purposes and irrespective of notice to the contrary may regard the registered holders, as the name of such registered holder appears on the books of the Trustees, as the sole owner of all rights hereunder.

     This certificate is a non-registered security and can only be transferred upon registration or with an opinion of counsel satisfactory to the Corporation and its legal counsel to the effect that a proposed transfer of the certificate will not violate any applicable federal or state securities laws.


     Dated at __________, __________ this _____ day of ___________, 19___.

     _____________________ (Trustee)  _____________________ (Address)

     _____________________ (Trustee)  _____________________ (Address)

     For value received, the undersigned hereby sells, assigns and transfers unto _______________ all his interest in the common stock of ______________ evidenced by the within Trust Certificate and all other rights represented thereby, subject to the Trust Agreement dated as of ___________, 19__, and hereby authorizes the Trustees to transfer this certificate on the Trustees books and to issue in lieu thereof to the assignee a new certificate or certificates in accordance with this assignment and with said agreement.

     Dated ___________, 19__.

IN THE PRESENCE OF:

     ________________________           ________________________ (SEAL)

     ________________________

                                   SCHEDULE A
                                   ----------

                                                       Percentage of
Depositor                                    Shares    Family Stock*      Trustee
----------                                   -------   -------------      -------
SHIRLEY TARK GRANDCHILDRENS TRUSTS:

for Jeffrey                                  211,320      5.09%       Jeffrey Taylor
for Bruce                                    211,320      5.09%       Bruce Taylor
for Cindy                                    211,320      5.09%       Cindy Taylor Bleil

SHIRLEY TARK GREAT-GRANDCHILDRENS TRUST:

for Family of Jeffrey                        261,320      6.29%       Jeffrey Taylor
for Family of Cindy                          261,320      6.29%       Cindy Taylor Bleil
for Family of Bruce                          261,320      6.29%       Bruce Taylor

TAYLOR ANNUAL GIFT TRUSTS:

   for Jeffrey                                17,800       .43%       Jeffrey Taylor
   for Bruce                                  21,720       .52%       Bruce Taylor
   for Cindy                                  21,720       .52%       Cindy Taylor Bleil
   for Brian                                  21,720       .52%       Jeffrey Taylor
   for Adam                                   21,720       .52%       Jeffrey Taylor
   for Melissa                                21,760       .52%       Jeffrey Taylor
   for Emily                                  21,760       .52%       Jeffrey Taylor
   for Stephanie Lynn                         16,960       .41%       Bruce Taylor
   for Lisa Rebecca                           16,960       .41%       Jeffrey Taylor
   for Rebecca Inez                           11,320       .27%       Cindy Taylor Bleil
   for Brett Daniel                           11,320       .27%       Bruce Taylor
   for Elizabeth Ann                           4,640       .11%       Cindy Taylor Bleil
   for Ryan                                    1,480       .04%       Bruce Taylor

-----------

* Shares owned by Taylor Family Partnership, L.P., in certain Uniform Transfers to Minors Act accounts for Jeffrey Taylor's children and in certain Taylor Gift Trusts dated 6/10/82 which are not parties to the Voting Trust Agreement have been taken into account for the purpose of calculating respective percentages of family stock.

Iris Fund U/Lillian M. Tark Trust       152,200              3.66%              Iris Tark Taylor

TAYLOR 1992 GIFT TRUSTS:

for Stephanie                             5,280               .13%              Bruce Taylor
for Lisa                                  5,380               .13%              Jeffrey Taylor
for Rebecca                               9,500               .23%              Cindy Taylor Bleil
for Brett                                 9,500               .23%              Bruce Taylor
for Elizabeth                             9,500               .23%              Cindy Taylor
for Ryan                                  9,500               .23%              Bruce Taylor
for Elliott                               9,500               .23%              Jeffrey Taylor
for Adam                                    480               .01%              Jeffrey Taylor
for Emily                                   580               .01%              Jeffrey Taylor
for Melissa                                 580               .01%              Jeffrey Taylor
for Brian                                   580               .01%              Jeffrey Taylor

Sidney J. Taylor Revocable Trust        509,280             12.26%              Iris Tark Taylor
Sidney J. Taylor Revocable Trust         38,040               .92%              Iris Tark Taylor
Sidney J. Taylor                         45,830              1.10%              Iris Tark Taylor
Sidney J. Taylor IRA                      2,500               .06%              Iris Tark Taylor
Cindy Taylor Bleil                      127,360              3.07%              Cindy Taylor Bleil
Jeffrey W. Taylor                       223,630              5.39%              Jeffrey Taylor
Bruce W. Taylor                         267,630              6.44%              Bruce Taylor
Susan Taylor Revocable Trust             40,700               .98%              Jeffrey Taylor
Barbara Taylor                              700               .02%              Bruce Taylor
Dan Bleil                                   700               .02%              Cindy Taylor Bleil

                 AMENDMENT NUMBER ONE OF VOTING TRUST AGREEMENT


     WHEREAS, a certain Voting Trust Agreement (the "Agreement") was made and entered into on November 30, 1998 by and between the parties listed as Depositors and the parties listed as Trustees on Schedule A attached hereto; and

     WHEREAS, pursuant to the provisions of Article VI of the Agreement, the Trustees shall have the power from time to time, by unanimous vote only to amend the Agreement, and notice of all amendments shall be given to the Depositors; and

     WHEREAS, the Trustees desire to amend the Agreement.

     NOW, THEREFORE, the Trustees do hereby amend the Agreement as follows:

     FIRST: The Trustees do hereby revoke Section 1.04 of Article I of such Agreement in its entirety and substitute therefor the following Section 1.04 of
Article I:

     "Section 1.04. Appointment of Trustees. The following persons are hereby appointed to serve as the Trustees in this Agreement:

     Iris Tark Taylor
     Cindy Taylor Bleil
     Bruce Taylor
     Jeffrey W. Taylor

Except as may be modified by Section 4.02 and 4.05 below, each Trustee shall have one and one-half (1.5) votes in all matters voted on by the Trustees, except that Iris Tark Taylor and Cindy Taylor each shall have one (1) vote, so that the total number of votes which can be cast by the Trustees numbers five."

     SECOND: The Trustees hereby add Section 2.06 of Article II of such Agreement which shall immediately follow Section 2.05 of Article II:

     "Section 2.06. Transfer of Trust Certificates. Subject to compliance with the Share Restriction Agreement dated as of November 30, 1998, by and between the Principal Stockholders (as defined therein) and the Corporation, and amended from time to time, any Depositor may direct the Trustees to sell, transfer, assign, pledge or encumber all or any interest in the Depositor's Trust Certificate(s) on terms and conditions specified in writing by the Depositor. The Trustees shall transfer the interest in the Trust
Certificate(s) as agent and on behalf of the Depositor, and any proceeds of the sale of Trust Certificate(s), or any interest therein, shall be forwarded immediately by the Trustee to the Depositor. Upon completion of the transfer of Trust Certificate(s) pursuant to this Section 2.06, the Trustee shall issue to the transferee a Trust Certificate which represents the number of Shares represented by the interest transferred and the

Trustee shall issue to the Depositor a new Trust Certificate which represents the number of Shares represented by the interest not transferred by the Trustee. The Voting Trust's records shall be amended to reflect such Depositor's and such transferee's then current interest."

     THIRD: The Trustees do hereby revoke Section 4.02 of Article IV of such Agreement in its entirety and substitute therefor the following Section 4.02 of
Article IV:

     "Section 4.02. Decisions by Trustees: Voting Lines. After the death of Iris Tark Taylor, in the event that any 'Family Group' (hereinafter defined) shall own, in total, less than two-thirds (2/3) of the total number of Shares owned by any other Family Group, then for the remaining term of this Agreement, all decisions contemplated by the provisions of this Agreement with respect to Shares shall be directed by a majority vote of all Shares, with each Share entitled to one (1) vote; provided, however, all Shares owned by a separate Family Group shall be voted with respect to each such separate decision in the manner determined by a majority vote of all Shares owned by such separate Family Group, with each Share entitled to one (1) vote. Such majority vote shall then be voted and executed by the Trustee of the respective 'Voting Line' (hereinafter defined) to which such separate Family Group shall belong.

     For purposes of this Section 4.02, a 'Family Group' shall consist of Cindy Taylor Bleil, Bruce Taylor or Jeffrey W. Taylor, his or her respective spouse (or surviving spouse), his or her respective descendants living from time to time, the respective spouses (or surviving spouses) of said descendants, and each and any trust which is held for the benefit of any one (1) or more of the respective foregoing persons.

     In determining the total number of shares owned by a particular Family Group for purposes of this Section 4.02, (i) any Shares owned by the Taylor Family Partnership, L.P., shall be treated as though they were distributed on a pro rata basis to the respective partners pursuant to a liquidation of such partnership, and (ii) any Shares owned by the employee stock ownership plan of the Company shall not be counted.

     For purposes of this Section 4.02, all Shares owned by a particular Family Group which are Depositors shall constitute said Family Group's 'Voting Line'.

     Cindy Taylor Bleil shall be the initial Trustee of the 'Cindy Voting Line' Bruce Taylor shall be the initial Trustee of the 'Bruce Voting Line' Jeffrey W. Taylor shall be the initial Trustee of the 'Jeffrey Voting Line' and the 'Scott Family Shares' (hereinafter defined).
     The Jeffrey Voting Line, the Bruce Voting Line, and the Cindy Voting Line are collectively referred to as the 'Voting Lines'.

     For purposes of this Section 4.02, 'Scott Family Shares' shall mean
Shares owned by Scott Taylor, his spouse (or surviving spouse), his descendants living from time to time, the respective spouses (or surviving spouses) of said descendants, and each and any trust which is held for the benefit of any one (1) or more of the foregoing persons.

     For purposes of this Section 4.02, Scott Family Shares shall be voted and executed by the Trustee of the Scott Family Shares with respect to each separate decision with respect to Shares in the manner determined by a majority vote of all Shares owned by all Voting Lines.

     For purposes of this Agreement, a person who has the discretion to vote the Shares of a Depositor or to make a current distribution to a Depositor shall be deemed to hold such Shares 'for the benefit' of such Depositor."

     FOURTH: The Trustees do hereby otherwise affirm and ratify the Agreement.

     IN WITNESS WHEREOF, the parties have hereunto affixed their signatures and seals as of the 1st day of December, 1999.

                                         TRUSTEES

                                         /s/ Iris Tark Taylor
                                         ---------------------------------------
                                         Iris Tark Taylor


                                         /s/ Cindy Taylor Bleil
                                         ---------------------------------------
                                         Cindy Taylor Bleil


                                         /s/ Jeffrey W. Taylor
                                         ---------------------------------------
                                         Jeffrey W. Taylor


                                         /s/ Bruce W. Taylor
                                         ---------------------------------------
                                         Bruce W. Taylor

                                   SCHEDULE A

Depositor                                    Trustee
---------                                    -------

SHIRLEY TARK GRANDCHILDRENS TRUSTS:

for Jeffrey                                  Jeffrey Taylor
for Bruce                                    Bruce Taylor
for Cindy                                    Cindy Taylor Bleil

SHIRLEY TARK GREAT-GRANDCHILDRENS TRUST:

for Family of Jeffrey                        Jeffrey Taylor
for Family of Cindy                          Cindy Taylor Bleil
for Family of Bruce                          Bruce Taylor

TAYLOR ANNUAL GIFT TRUSTS:

for Jeffrey                                  Jeffrey Taylor
for Bruce                                    Bruce Taylor
for Cindy                                    Cindy Taylor Bleil
for Brian                                    Jeffrey Taylor
for Adam                                     Jeffrey Taylor
for Melissa                                  Jeffrey Taylor
for Emily                                    Jeffrey Taylor
for Stephanie Lynn                           Bruce Taylor
for Lisa Rebecca                             Jeffrey Taylor
for Rebecca Inez                             Cindy Taylor Bleil
for Brett Daniel                             Bruce Taylor
for Elizabeth Ann                            Cindy Taylor Bleil
for Ryan                                     Bruce Taylor

IRIS FUND U/LILLIAN M. TARK TRUST            Iris Tark Taylor

TAYLOR 1992 GIFT TRUSTS:

for Stephanie                                Bruce Taylor
for Lisa                                     Jeffrey Taylor
for Rebecca                                  Cindy Taylor Bleil
for Brett                                    Bruce Taylor
for Elizabeth                                Cindy Taylor
for Ryan                                     Bruce Taylor
for Elliott                                  Jeffrey Taylor
for Adam                                     Jeffrey Taylor
for Emily                                    Jeffrey Taylor
for Melissa                                  Jeffrey Taylor
for Brian                                    Jeffrey Taylor

Sidney J. Taylor Revocable Trust             Iris Tark Taylor
Sidney J. Taylor Revocable Trust             Iris Tark Taylor
Sidney J. Taylor                             Iris Tark Taylor
Sidney J. Taylor IRA                         Iris Tark Taylor
Cindy Taylor Bleil                           Cindy Taylor Bleil
Jeffrey W. Taylor                            Jeffrey Taylor
Bruce W. Taylor                              Bruce Taylor
Susan Taylor Revocable Trust                 Jeffrey Taylor
Barbara Taylor                               Bruce Taylor
Dan Bleil                                    Cindy Taylor Bleil


                                       5